                                                                   EXHIBIT 10.27

                    ***PORTIONS OF THIS EXHIBIT MARKED BY
                    BRACKETS ("[______]") OR OTHERWISE
                    IDENTIFIED HAVE BEEN OMITTED PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL
                    TREATMENT.  THE OMITTED PORTIONS HAVE
                    BEEN FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION.***

                                                                  April 14, 1997


                                    AGREEMENT

         This Operator and Related Services Agreement (the "Agreement"), is entered into as of April 16, 1997, by and between Eastern Telecom, Inc., d/b/a InterQuest, a Georgia Corporation ("InterQuest"), and Cybernet, a Georgia Corporation

         WHEREAS, InterQuest provides live operator and related telecommunication services (the "Services"); and

         WHEREAS, Cybernet provides various telecommunication services directly or indirectly to callers or other consumers of its services ("End users"), and desires to utilize InterQuest's live operator services, and such other services as may be offered by InterQuest; and

         WHEREAS, InterQuest desires to provide such services to Cybernet.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, InterQuest shall provide to Cybernet and Cybernet shall purchase from InterQuest, the Services, upon the terms and conditions set forth in this Agreement.

         1. Payments and Financing of Receivables All payments for the purchase of services rendered will be paid within 15 days of invoice based upon rates set forth in Exhibit A of this Agreement.

         2.   Term.

                  2(a) This Agreement shall commence on the date first hereinabove set forth. The initial term of this Agreement shall be for two years, unless terminated earlier in accordance with this Section 2 or Section 5 hereof (the "Initial Term"). In the event that neither party provide notice of termination at least 30 days prior to the end of the Initial Term, the term, of this Agreement shall automatically be extended for an additional year, and the notice of termination provision and automatic extension provision of this
Section 2(a,) shall apply to each additional year in which this Agreement remains in effect.

                  2(b) Upon written notice to the other party, either party shall have the right to terminate immediately this Agreement upon the occurrence of any of the following events: (1) the other party shall make an assignment for the benefit of creditors, consent to the appointment of a trustee or receiver in bankruptcy, or becomes insolvent, bankrupt or unable to pay its debts as they become due; (2) a trustee or receiver in bankruptcy shall be appointed for any of the properties of the other party and not he discharged or stayed within 30 days; or (3) bankruptcy, reorganization, liquidation or similar proceeding shall be instituted against the other party, and are consented to by it or permitted to remain unstayed or undismissed for 30 days.

         3. Independent Contractors; Liability; and Indemnification

                  3(a) For purposes of this Agreement, the relationship of the parties is that of independent contractors, and nothing contained in or implied by the Agreement constitute or be construed to be or to create a partnership, joint venture, or employment relationship between InterQuest and Cybernet.


InterQuest Confidential                                                   Page 1

                  3(b) Neither party shall be liable under any contracts or obligations of the other party, apart from this Agreement, or for any acts or omissions of the other party or such other party's officers, directors, employees and agents. In no even, except for a breach Section 4 of this Agreement, shall either party be liable to the other or any third parties (including any agents and or customers) for any special, indirect or consequential damages even if such party has been advised of the possibility of such damage.

                  3(c) Each party hereto hereby agrees to protect, indemnify, and hold harmless the other party and its respective officers, directors, trustees, agents, employees, and affiliates (the "Indemnified Party") from and against all claims, actions, or causes of action, losses, damages, liabilities, costs, taxes, and expenses, including, without limitation, reasonable attorney's fees and disbursements (collectively, "Claims") to the extent that such claims are incurred by or asserted against the Indemnified Party by reason of or in connection with any (1) actual or alleged negligence, willful misconduct, error, or omission of the indemnifying party, its officers, directors, trustees, agents, or employees (the "Indemnifying Party") in connection with the execution or performance of this Agreement, or (2) failure by the Indemnifying Party to pay, perform, or comply with any of the provisions of this Agreement.

         4. Proprietary Information

                  4(a) Each party acknowledges that it may in the course of the performance of its obligations under this Agreement obtain knowledge of and access to confidential and valuable business and proprietary information relating to the other party and/or its customers. Such information shall be labeled or identified as such in writing and shall be protected by the recipient party from disclosure to others. Each party agrees at all tunes to use reasonable efforts, at least as stringent as those employed by it with respect to its own confidential information, (a) to keep confidential all such information of the other party, (b) not to use such confidential information an its own behalf, except in connection with the performance of its obligations under this Agreement, or on behalf of any other person, firm, or entity, and (c) not to disclose such confidential information to any third party (other than to such patty's employees, officers, representative, and other agents with a "need to know" such information in connection with the performance of its obligations hereunder) without the other party's advance written authorization.

                  4(b) Cybernet and InterQuest's obligations and agreements under this Section shall not apply to any confidential information supplied that:

                  (1) was lawfully obtained by either party prior to the
                      disclosure by the other, or

                  (2) is or becomes generally available to the public other than by breach of this Agreement, or

                  (3) otherwise becomes lawfully available on a non-confidential basis from a third parry who is not under an obligation of confidence to either party.

         5. Force Majeure. Neither party shall be liable for delay in performance hereunder or failure to perform hereunder if such failure or delay is due to any cause or condition beyond such party's reasonable control. Such causes or conditions beyond include but shall not be limited


InterQuest Confidential                                                   Page 2
to, acts of God or of the public enemy, acts of any federal, state, or local Government (or any agency thereof), fires, floods, epidemics, power failures affecting both the main power and the uninterrupted power source (UPS), quarantine restrictions, union instigated strikes, material labor disputes, freight embargoes, unusually severe weather, failure by the applicable telecommunications carriers, or other similar causes beyond such party's control. In the event of a delay or failure to perform hereunder, the non-performing party shall use its best efforts to resume performance under this Agreement. If the performance of either party is terminated or delayed under this provision for a period of 30 days, the other party shall have the right to terminate this Agreement upon written notice to the non-performing party.

         6. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by either party to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when sent by first-class, registered or certified mail, return receipt requested, postage prepaid or transmitted by hand delivery, express delivery, facsimile transmission, telegram or telex, addressed as follows:

                  (a)      If to InterQuest:

                           910 First Avenue
                           P.O. Box 510
                           West Point, Georgia  31833
                           Attention:  Douglas A. Shumate

                  (b)      If to Cybernet:

                           312 West 8th Street
                           West Point, Georgia  31833
                           Attention:  Felix Boccucci



Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent.

         7. Binding Effect. Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         8. Assignment. This Agreement and the rights and obligations of either party hereunder may not be assigned by any party without the prior written consent of the other party, except that either party may assign its rights hereunder to any entity controlled by, controlling, or under common control with such party or to any successor by merger or consolidation, or to any purchasers of all or substantially all of the assets or business of such party.

         9. Severability. If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity


InterQuest Confidential                                                   Page 3
or unenforceability only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement.

         10. Limitation on Benefit. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, legal representative and assigns as permitted hereunder and any other persons or entities specifically so designed herein.

         11. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understands with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

         12. Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provision hereof.

         13. Governing Law. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of Georgia (excluding the choice of law rules thereof).


InterQuest Confidential                                                   Page 4

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the .document and shall became effective when one or more counterparts have been signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date and year first above written.

                           InterQuest

                           By:/s/ Douglas A. Shumate
                              -----------------------------------------------
                           Name:  Douglas A. Shumate, CFO
                           Title:  Vice President, Finance and Administration



                           Cybernet

                           By:/s/ Felix L. Boccucci Jr.
                              -----------------------------------------------
                           Name:  Felix Boccucci
                           Title:    CFO


InterQuest Confidential                                                   Page 5

                   ***INFORMATION IN THIS EXHIBIT HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE
                   COMMISSION.***

OPERATOR SERVICES PRICING FOR CYBERNET

                                    EXHIBIT A

LIVE OPERATOR:
ATTEMPTS PER MONTH                                   PRICE PER ATTEMPT*
[___________________]                                      [____]
[___________________]                                      [____]
[_____________________]                                    [____]
[________]                                                 [____]

AUTOMATED OPERATOR:
ATTEMPTS PER MONTH                                   PRICE PER ATTEMPT*
[____________________]                                    [_____]
[____________________]                                    [_____]
[________]                                                [_____]


VALIDATION SERVICES:
[__________________________]


PORT UTILIZATION:
[______]


CALL RATING:
[_____________]


TRANSMIT OUTCLEARING TO ZPDI:
[_________________________________]

OUTCLEAR CREDIT CARD CALLS TO TBR:
[_______________]
[___________________________________________________________]

*[____________________________________________________________________________
 _______________________________________________________________]

                              DIRECTORY ASSISTANCE


                      (411, 1-555-1212, NPA-555-1212 CALLS)

                  PRICE PER ATTEMPT        [_____]

                  NPA'S WE WILL SERVE FOR DA:

                  ALABAMA                205
                                         334
                  FLORIDA                305
                                         352
                                         407
                                         561
                                         904
                                         954
                  GEORGIA                404
                                         706
                                         770
                                         912
                  KENTUCKY               502
                  LOUISIANA              318
                                         504
                  MISSISSIPPI            601
                  N. CAROLINA            704
                                         910
                  S. CAROLINA            803
                                         864
                  TENNESSEE              423
                                         615
                                         901

                  NPA'S WE WILL NOT SERVE FOR DA:

                  FLORIDA                813
                                         941
                  KENTUCKY               606
                  N. CAROLINA            919

                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.2
                                     CARRIER
                     INTERNATIONAL DEDICATED OUTBOUND RATES

                                                                     CARRIER
CODE                          COUNTRY                                 RATE

          355  ALBANIA                                                [_____]

          213  ALGERIA                                                [_____]

          684  AMERICAN SAMOA                                         [_____]

           33  ANDORRA                                                [_____]

          244  ANGOLA                                                 [_____]

          809  ANGUILLA                                               [_____]

          809  ANTIGUA                                                [_____]

           54  ARGENTINA                                              [_____]

         7885  ARMENIA                                                [_____]

          297  ARUBA                                                  [_____]

          247  ASCENSION ISLAND                                       [_____]

          672  AUST EXT TER                                           [_____]

           61  AUSTRALIA                                              [_____]

           43  AUSTRIA                                                [_____]

         7994  AZERBAIJAN                                             [_____]

         7892  AZERBAIJAN                                             [_____]

          809  BAHAMAS                                                [_____]

          973  BAHRAIN                                                [_____]

          880  BANGLADESH                                             [_____]

          809  BARBADOS                                               [_____]

         7017  BELARUS                                                [_____]

           32  BELGIUM                                                [_____]

          501  BELIZE                                                 [_____]

          229  BENIN REPUBLIC                                         [_____]

          809  BERMUDA                                                [_____]

          975  BHUTAN                                                 [_____]

          591  BOLIVIA                                                [_____]

          387  BOSNIA                                                 [_____]

          267  BOTSWANA                                               [_____]

           55  BRAZIL                                                 [_____]

          809  BRITISH V.I.                                           [_____]

          673  BRUNEI                                                 [_____]

          359  BULGARIA                                               [_____]

          226  BURKINA FASO                                           [_____]

           95  BURMA                                                  [_____]

          257  BURUNDI                                                [_____]

          855  CAMBODIA                                               [_____]

                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.2
                                     CARRIER
                     INTERNATIONAL DEDICATED OUTBOUND RATES

                                                                     CARRIER
CODE                          COUNTRY                                 RATE
          237  CAMEROON                                               [_____]

          238  CAPE VERDE ISLANDS                                     [_____]

          809  CAYMAN ISLANDS                                         [_____]

          236  CENTRAL AMERICA REP _                                  [_____]

          235  CHAD                                                   [_____]

           56  CHILE                                                  [_____]

           86  CHINA                                                  [_____]

          672  COCOS/CHRISTMAS ISL.                                   [_____]

           57  COLOMBIA                                               [_____]

          269  COMOROS                                                [_____]

          242  CONGO REPUBLIC                                         [_____]

          682  COOK ISLAND                                            [_____]

          S06  COSTA RICA                                             [_____]

          385  CROATIA                                                [_____]

           53  CUBA                                                   [_____]

          357  CYPRUS                                                 [_____]

           42  CZECHOSLOVAKIA                                         [_____]

           45  DENMARK                                                [_____]

          246  DIEGO GARCIA                                           [_____]

         I253  DJIBOUTI                                               [_____]

          809  DOMINICA                                               [_____]

          809  DOMINICAN REP                                          [_____]

          593  ECUADOR                                                [_____]

           20  EGYPT                                                  [_____]

          503  EL SALVADOR                                            [_____]

          240  EQUATORIAL GUINEA                                      [_____]

          372  ESTONIA                                                [_____]

          251  ETHIOPIA                                               [_____]

          298  FAEROE ISLAND                                          [_____]

          500  FALKLAND ISLAND                                        [_____]

          679  FIJI ISLAND                                            [_____]

          358  PINLAND                                                [_____]

           33  FRANCE                                                 [_____]

          596  FRENCH ANTILLE                                         [_____]

          594  FRENCH GUIANA                                          [_____]

          689  FRENCH POLYNESIA                                       [_____]

          241  GABON REPUBLIC                                         [_____]

          220  GAMBIA                                                 [_____]

         7883  GEORGIA                                                [_____]

           49  GERMANY (WEST)                                         [_____]

          233  GHANA                                                  [_____]

          350  GIBRALTAR                                              [_____]

           30  GREECE                                                 [_____]

                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.2
                                     CARRIER
                     INTERNATIONAL DEDICATED OUTBOUND RATES

                                                                     CARRIER
CODE                          COUNTRY                                 RATE
          299  GREENLAND                                             [_____]

          809  GRENADA                                               [_____]

          590  GUADELOUPE                                            [_____]

          671  GUAM                                                  [_____]

         5399  GUANTANAMO                                            [_____]

          502  GUATEMALA                                             [_____]

          245  GUINEA BISSAU                                         [_____]

          224  GUINEA REPUBLIC                                       [_____]

          592  GUYANA                                                [_____]

          509  HAITI                                                 [_____]

          504  HONDURAS                                              [_____]

          852  HONG KONG                                             [_____]

           36  HUNGARY                                               [_____]

          354  ICELAND                                               [_____]

           91  INDIA                                                 [_____]

           62  INDONESIA                                             [_____]

           98  IRAN                                                  [_____]

          964  IRAQ                                                  [_____]

          353  IRELAND                                               [_____]

          972  ISRAEL                                                [_____]

           39  ITALY                                                 [_____]

          225  IVORY COAST                                           [_____]

          809  JAMAICA                                               [_____]

           81  JAPAN                                                 [_____]

          962  JORDAN                                                [_____]

         7312  KAZAKHSTAN                                            [_____]

         7327  KAZAKHSTAN                                            [_____]

          254  KENYA                                                 [_____]

          686  KIRIBATI                                              [_____]

           82  KOREA REPUBLIC                                        [_____]

          965  KUWAIT                                                [_____]

         7332  KYRGYZSTAN                                            [_____]

          856  LAOS                                                  [_____]

          371  LATVIA                                                [_____]

          961  LEBANON                                               [_____]

          266  LESOTHO                                               [_____]

          231  LIBERIA                                               [_____]

          218  LIBYAN ARAB                                           [_____]

         4175  LICHTENSTN                                            [_____]

          370  LITHUANIA                                             [_____]

          352  LUXEMBOURG                                            [_____]

          853  MACAO                                                 [_____]

          389  MACEDONIA                                             [_____]

                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.2
                                     CARRIER
                     INTERNATIONAL DEDICATED OUTBOUND RATES

                                                                     CARRIER
CODE                          COUNTRY                                 RATE
          261  MADAGASCAR                                            [_____]

          265  MALAWI                                                [_____]

           60  MALAYSIA                                              [_____]

          960  MALDIVES                                              [_____]

          223  MALI REPUBLIC                                         [_____]

          356  MALTA                                                 [_____]

          871  MARISTAT (ATLANTIC EAST)                              [_____]

          874  MARISTAT (ATLANTIC WEST)                              [_____]

          873  MARISTAT ONDIAN)                                      [_____]

          872  MARISTAT (PACIFIC)                                    [_____]

          692  MARSHALL ISLAND                                       [_____]

          222  MAURITANIA                                            [_____]

          230  MAURITIUS                                             [_____]

          269  MAYOTTE ISLAND                                        [_____]

           52  MEXICO                                                [_____]

          691  MICRONESIA                                            [_____]

          373  MOLDOVA                                               [_____]

         3393  MONACO                                                [_____]

          976  MONGOLIA                                              [_____]

          809  MONTSERRAT                                            [_____]

          212  MOROCCO_                                              [_____]

         7095  MOSCOW                                                [_____]

          258  MOZAMBIQUE                                            [_____]

           95  MYANMAR.                                              [_____]

          670  N MARIANA ISLAND                                      [_____]

          264  NAMIBIA                                               [_____]

          674  NAURU                                                 [_____]

          977  NEPAL                                                 [_____]

           31  NETHERLANDS                                           [_____]

          599  NETHERLANDS ANTILLE                                   [_____]

          809  NEVIS                                                 [_____]

          687  NEW CALEDONIA                                         [_____]

           64  NEW ZEALAND                                           [_____]

          505  NICARAGUA                                             [_____]

          227  NIGER REPUBLIC                                        [_____]

          234  NIGERIA                                               [_____]

          683  NIUE ISLAND                                           [_____]

          672  NORFOLK ISLAND                                        [_____]

           47  NORWAY                                                [_____]

          968  OMAN                                                  [_____]

           92  PAKISTAN                                              [_____]

          680  PALAU                                                 [_____]

          507  PANAMA                                                [_____]

                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.2
                                     CARRIER
                     INTERNATIONAL DEDICATED OUTBOUND RATES

                                                                     CARRIER
CODE                          COUNTRY                                 RATE

          675  PAPUA NEW GUINEA                                       [_____]

          595  PARAGUAY                                               [_____]

           51  PERU                                                   [_____]

           63  PHILIPPINES                                            [_____]

           48  POLAND                                                 [_____]

          351  PORTUGAL                                               [_____]

          974  QATAR                                                  [_____]

          262  REUNION ISLAND                                         [_____]

           40  ROMANIA                                                [_____]

         7073  RUSSIA                                                 [_____]

          250  RWANDESE REPUBLIC                                      [_____]

          670  SAIPAN                                                 [_____]

          378  SAN MARINO                                             [_____]

          239  SAO TOME                                               [_____]

          966  SAUDI ARABLA                                           [_____]

          221  SENEGAL                                                [_____]

          248  SEYCHELLES                                             [_____]

          232  SIERRA LEONE                                           [_____]

           65  SINGAPORE                                              [_____]

          386  SLOVENIA                                               [_____]

          677  SOLOMON ISLAND                                         [_____]

           27  SOUTH AF~CA                                            [_____]

           34  SPAIN                                                  [_____]

           94  SRI LANKA                                              [_____]

          290  ST. HELENA                                             [_____]

          809  ST. KITTS                                              [_____]

          809  ST. LUCIA                                              [_____]

          508  ST. PIERRE/MIQ                                         [_____]

          809  ST. VINCENT                                            [_____]

          597  SURINAME                                               [_____]

          268  SWAZILAND                                              [_____]

           46  SWEDEN                                                 [_____]

           41  SWITZERLAND                                            [_____]

          963  SYRIAN ARAB                                            [_____]

          886  TAIWAN                                                 [_____]

         7377  TAJIKISTAN                                             [_____]

          255  TANZANIA                                               [_____]

           66  THAILAND                                               [_____]

          228  TOGO                                                   [_____]

          676  TONGA ISLAND                                           [_____]

          809  TRINIDAD/TOBAGO                                        [_____]

          809  TRINIDAD/TOBAGO                                        [_____]

          216  TUNISA                                                 [_____]

                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.2
                                     CARRIER
                     INTERNATIONAL DEDICATED OUTBOUND RATES

                                                                     CARRIER
CODE                          COUNTRY                                 RATE

           90  TURKEY                                                [_____]

          809  TURKS/CIACOS ISL.                                     [_____]

          688  TUVALU                                                [_____]

          256  UGANDA                                                [_____]

         7062  UKRAINE                                               [_____]

          971  UNITED ARAB                                           [_____]

           44  UNITED KINGDOM                                        [_____]

          598  URUGUAY                                               [_____]

         7371  UZBEKISTAN                                            [_____]

          678  VANUATU                                               [_____]

           39  VATICAN CITY                                          [_____]

           58  VENEZUELA                                             [_____]

           84  VIETNAM                                               [_____]

          681  WALLIS & FORT.                                        [_____]

          685  WEST SAMOA                                            [_____]

          967  YEMEN                                                 [_____]

           38  YUGOSLAVIA                                            [_____]

          243  ZAIRE REPUBLIC                                        [_____]

          260  ZAMBIA                                                [_____]

          263  ZIMBABWE                                              [_____]